SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 28, 2002

Northern Star Financial, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-25231	41-1912467
(Commission File Number)	(IRS Employer
Identification No.)

1650 Madison Avenue

Mankato, Minnesota 56001

(Address of Principal Executive Offices and Zip Code)

(507) 387-2265

(Registrant’s telephone number, including area code)

Item 4.                    Changes in Registrant’s Certifying Accountant.

A.            Registrant engages Boulay, Heutmaker, Zibell, & Co. P.L.L.P. as its New Independent Public Accountant.

                On October 28, 2002, the Registrant selected Boulay, Heutmaker, Zibell, & Co. P.L.L.P. to serve as the Registrant’s independent auditors for the 2003 fiscal year.  During the two most recent fiscal years, the Registrant has not consulted with Boulay, Heutmaker, Zibell, & Co. P.L.L.P. on items which:  (i) involve the application of accounting principles to specified transaction either completed or proposed, or involved the type of audit opinion which might be rendered upon the Registrant’s financial statements, or (ii) concern the subject matter of a disagreement or reportable event with the former auditor.

Item 7.                    Financial Statements and Exhibits

                (a).          Financial statements of business acquired:

                                                Not Applicable.

                (b).          Pro forma financial information:

                                                Not Applicable.

                (c).          Exhibits:

                                                None.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN STAR FINANCIAL, INC.

	By	/s/ Thomas Stienessen
Date: October 28, 2002		Thomas P. Stienessen, President